LORD ABBETT MID CAP STOCK FUND, INC.

Supplement dated July 1, 2019 to the

Summary Prospectus dated May 1, 2019

Effective August 1, 2019, The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 9 of the prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Eli Rabinowich, Portfolio Manager	2018
Jeff D. Diamond, Portfolio Manager	2008

Please retain this document for your future reference.